INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2021
Intangible Assets [Abstract]
INTANGIBLE ASSETS AND GOODWILL	INTANGIBLE ASSETS AND GOODWILL

		Intangible Assets
($ millions)	Goodwill	Purchase and Sale Contracts and Other	Customer Relationships(1)	Total	Total Goodwill & Intangible Assets
Cost
Balance at December 31, 2019	4,699	240	1,881	2,121	6,820
Additions and other	—	22	—	22	22
Foreign exchange adjustments	(5)	(1)	(12)	(13)	(18)
Balance at December 31, 2020	4,694	261	1,869	2,130	6,824
Additions	—	26	—	26	26
Disposals and other	(1)	1	(8)	(7)	(8)
Balance at December 31, 2021	4,693	288	1,861	2,149	6,842

Amortization
Balance at December 31, 2019	—	174	202	376	376
Amortization	—	6	102	108	108
Balance at December 31, 2020	—	180	304	484	484
Amortization	—	7	93	100	100
Impairment (Note 10)	—	1	23	24	24
Disposals and other	—	1	(5)	(4)	(4)
Balance at December 31, 2021	—	189	415	604	604

Carrying amounts
Balance at December 31, 2020	4,694	81	1,565	1,646	6,340
Balance at December 31, 2021	4,693	99	1,446	1,545	6,238
(1)    The net book value includes purchase price allocations associated with the acquisition of Kinder Morgan on December 16, 2019 of $1.1 billion that have definite lives. The remaining lives of these allocations varies from 14-36 years.
Intangible assets have a finite useful life and are amortized using the straight-line method over 8 to 40 years.
The aggregate carrying amount of goodwill allocated to each operating segment is as follows:

As at December 31	2021	2020
($ millions)
Pipelines	2,714	2,713
Facilities	540	541
Marketing & New Ventures	1,439	1,440
Total goodwill	4,693	4,694
Goodwill Impairment Testing
For the purpose of impairment testing, goodwill is allocated to Pembina's operating segments which represent the lowest level within Pembina at which goodwill is monitored for management purposes. Consistent with prior year, impairment testing for goodwill is performed in the fourth quarter.
The recoverable amount was determined using a fair value less costs of disposal approach by discounting each operating segment's expected future cash flows (Level 3). The key assumptions that influence the calculation of the recoverable amounts include:
•Cash flows for the first five years are projected based on past experience, actual operating results and the business plan approved by management. Cash flows for Pipelines and Facilities incorporate assumptions regarding contracted volumes and rates, which are based on market expectations. In addition, revenue and cost of product projections for Marketing & New Ventures incorporate assumptions regarding commodity volumes and pricing, which are sensitive to changes in the commodity price environment.
•Cash flows for the remaining years of the useful lives of the assets within each operating segment are extrapolated for periods up to 75 years (2020: 75 years) using a long-term growth rate, except where contracted, long-term cash flows indicate that no growth rate should be applied or a specific reduction in cash flows was more appropriate.
•After-tax discount rates were applied in determining the recoverable amount of operating segments. Discount rates were estimated based on past experience, the risk free rate and average cost of debt, targeted debt to equity ratio, in addition to estimates of the specific operating segment's equity risk premium, size premium, projection risk and betas.
For each operating segment, key assumptions and discount rate sensitivity are presented below:

	Operating Segments
As at December 31, 2021	Pipelines	Facilities	Marketing & New Ventures
(Percent)
Key assumptions used
After-tax discount rate	6.5	6.4	8.9
Long-term growth rate	1.3	1.8	1.9
Incremental change in rates that would result in carrying value equal to recoverable amount
Increase in after-tax discount rate	2.9	4.1	2.5